UROVANT SCIENCES Jefferies Virtual Health Care Conference June 2, 2020 Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements, including without limitation, statements related to: our plans to file for approval of vibegron with the FDA, and the timing of such filing and the likelihood of FDA approval; our ability to successfully develop Vibegron in the United States and other major markets, including meeting clinical endpoints and adequacy of clinical trial results; our ability to commence and complete new clinical trials, including for URO-902, as planned and on expected timelines; the commercial potential for Vibegron, including market size, reimbursement status, potential expanded indications and product differentiation relative to competitors; and the expected duration of patent protection. Forward-looking statements can be identified by "anticipate," "believe," "can," "continue," "could," "estimate," "expect," "intend," "likely," "may," "might," "objective," "ongoing," "plan," "potential," "predict," "project," "should," "to be," "will," "would," or the negative or plural of these words or other similar expressions or variations, although not all forward-looking statements contain these identifying words. Urovant cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur and actual results could differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors known and unknown that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. Urovant believes it has a reasonable basis for the statements contained in this document, which are based on information available to Urovant as of the date hereof, however, such information may be inaccurate or complete.  In preparing these materials, including the models and projections contained herein, Urovant has relied upon and assumed, without independent verification, the accuracy and completeness of information available from public sources. Without limiting the generality of the foregoing, no audit or review has been undertaken by an independent third party of the financial assumptions, data, results, calculations and forecasts contained, presented or referred to in this document. Any assumptions, analyses, projections or predictions are Urovant’s and Urovant’s alone. You should conduct your own independent investigation and assessment as to the validity of the information contained in this document and the economic, financial, regulatory, legal, taxation, stamp duty and accounting implications of that information. These risks and uncertainties include, but are not limited to, those identified herein, and other risks and uncertainties in the section titled “Risk Factors” set forth in Urovant's Form 10-Q, which was filed with the Securities and Exchange Commission (“SEC”) on February 13, 2020, as well as any other future filings with the SEC available at www.sec.gov. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements. Except as required by law, Urovant undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. This presentation may not be reproduced, forwarded to any person or published, in whole or in part.

1. Subject to the approval by the FDA, including FDA approval of the inclusion of urgency data, rapid onset of action data and a single convenient once-daily dose in the label Investment Highlights UROVANT Vibegron: NDA accepted March 2020 Positive EMPOWUR Phase 3 results announced in March 2019 PDUFA date December 26, 2020 Vision: Become A Leading Urology Specialty Company Blockbuster potential for vibegron OAB category has created multiple blockbuster products U.S. FY2019 β3 agonist sales were $821 million (estimated 13% y/y) Vibegron has the potential to become a highly differentiated β3 agonist with opportunity for significant market share across OAB therapies1 Multiple large-market clinical programs under development Potential for vibegron to be the first product approved for OAB in men with benign prostatic hyperplasia: 2 million U.S. patient opportunity Potential for vibegron to address significant unmet need in the 7+ million U.S. patients with pain associated with irritable bowel syndrome (IBS) Potential for URO-902 to be first gene therapy approved for OAB Management team with demonstrated track record of success Deep category experience

Urovant Pipeline Development and Acquisition of Differentiated Treatments Supports Vision of Becoming a Leading Urology Company DRUG CANDIDATE INDICATION PHASE 1 PHASE 2 PHASE 3 UPCOMING MILESTONE vibegron Overactive Bladder (OAB) PDUFA date December 26, 2020 OAB in Men with BPH Phase 3 top-line data 2H 2021 IBS-Associated Pain Phase 2a top-line data 4Q 2020 URO-902 OAB Complete phase 2a cohort 1 enrollment 2H 2020

VIBEGRON CLINICAL DATA AND DEVELOPMENT

Extensive Clinical Development Program Three successful, placebo-controlled studies completed in over 4,000 patients achieving all primary and secondary endpoints Robust clinical pharmacology package (21 studies complete) Long-term toxicity and carcinogenicity studies complete In-licensed from Merck in February 2017 1. Subject to approval by the FDA, including FDA approval of the inclusion of urgency data, rapid onset of action data and a single convenient once-daily dose in the label Potential to address the limitations of current treatments and become a highly differentiated β3 agonist1

EMPOWUR Results: Vibegron Demonstrated Strong Efficacy Across All OAB Endpoints Week 12 LS Mean Change from Baseline (Placebo-Adjusted) Endpoint Vibegron n p-value UUI Episodes2 -0.6 383 <0.0001 Micturitions2 -0.5 492 <0.001 Urgency Episodes3 -0.7 492 0.0020 Total Incontinence Episodes3 -0.7 383 <0.0001 Volume Voided (ml)3 21.2 490 <0.0001 OAB-q Coping Score3 3.6 512 0.0038 Tolterodine1 n p-value -0.4 286 0.0123 -0.3 378 0.0988 -0.4 378 0.0648 -0.5 286 0.0074 13.3 375 <0.001 3.1 401 0.0212 1. Tolterodine was an active control, comparisons vs placebo 2. Co-primary endpoint 3. Key Secondary Endpoint LS=Least Squares

Rapid Onset and Sustained Benefit in Phase 3 Trial Table 14.2.2.1.2, Full Analysis Set for Incontinence, CFB Least squares mean Covariates included in the mixed model for repeated measures are study visit, sex, region, baseline number of UUI, and treatment by study visit interaction Change in Average Daily UUI Episodes 3003 Study LS Mean Change from Baseline LS Mean Change from Baseline Extension Study (3003 + 3004 Study) Durable results out to 52 weeks Onset of action in two weeks *** *** *** *** P-value is vibegron vs placebo P-value: ***<0.001 P-value is vibegron vs tolterodine P-value: ** <0.01 For extension study (3003+3004 study) , a post-hoc analysis was performed to compare the change from baseline to week 52 results between Vibegron and Tolterodine.

>50% of Patients Achieved ≥75% Reduction in UUI Episodes at Week 12


Responder Analysis
Percent of Patients at Target
60%
50%
40%
30%
20%
10%
0%
P < 0.001
P < 0.05
P < 0.05
NS1
≥75% UUI
≥50% Urgency
P-value is active vs placebo
Placebo
Tolterodine
Vibegron

1. P-values for the difference in proportions between active and placebo were calculated using the Cochran-Mantel-Haenszel risk difference estimate stratified by OAB Type (Wet vs Dry) and Sex (Female vs Male), with weights proposed by Greenland and Robins. MI has been used to impute values missing for any reason at the weeks analyzed. Adjusted proportions are presented.

Table 14.2.4.1.1 Full Analysis Set for Incontinence. 75% Reduction in UUI from Baseline at Week 12

Table 14.2.5.1.1 Full Analysis Set for Incontinence 100% Reduction in UUI from Baseline at Week 12

Table 14.2.6.1.1 Full Analysis Set 50% Reduction in Urgency from Baseline at Week 12

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Vibegron was Well Tolerated Table 14.3.1.15, Safety Analysis Set. Represents number of patients. Vibegron has not demonstrated a QTc signal at any dose, including 400 mg (highest tested dose) Completed ambulatory blood pressure study with no statistically significant increase in daytime ambulatory systolic blood pressure, including no increase above the pre-specified limit of 3.5 mmHg Most Common Adverse Events in Range of Placebo (>2% and >Placebo) AE term n (%) Placebo N=540 Vibegron N=545 Tolterodine N=430 Headache 13 (2.4) 22 (4.0) 11 (2.6) Nasopharyngitis 9 (1.7) 15 (2.8) 11 (2.6) Diarrhea 6 (1.1) 12 (2.2) 9 (2.1) Nausea 6 (1.1) 12 (2.2) 5 (1.2) Hypertension 9 (1.7) 9 (1.7) 11 (2.6) Blood pressure increased 5 (0.9) 4 (0.7) 8 (1.9)

Vibegron: Significant Potential For Category-Defining Differentiation[1] in OAB

	vibegron[2]	mirabegron	ACh
Rapid onset of efficacy (2 weeks)	✓	✗	✗
Potential efficacy claim for urgency[3]	✓	✗	✗
Potential broader efficacy claims	✓	✗	✗
No CYP2D6 drug-drug interactions	✓	✗	Some
No QTc signal	✓	✗	✗
Single convenient crushable dose[4]	✓	✗	✗
No known dementia risk[5]	✓	✓	✗

1. Based on product labels, publicly available literature, and data on file
2. Based on clinical trials to date. Vibegron is in Phase 3 clinical development for OAB and has not been approved by the FDA or any other regulatory authority. All potential points of differentiation are subject to verification through further clinical development of vibegron and the review of the FDA
3. Subject to approval by the FDA, including FDA approval of the inclusion of urgency data
4. Assuming successful result in planned relative bioavailability study or FDA acceptance of in vitro data
5. Gray et al. JAMA Intern Med. 2015

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OAB MARKET AND VIBEGRON COMMERCIAL STRATEGY

Large Market

- More than **30 million** Americans over 40 years old suffer from bothersome symptoms of OAB[1]
- **~14 million** patients discuss symptoms with a physician[2]
- **~3.3 million** patients on prescription therapy[3]
- **~18 million** prescriptions written per year in the US[4]

Rx Patients Per Year



35%
50%
15%
New Patients
Current Patients
Lapsed Patients

1. Coyne et al., EpiLUTS 2007
2. Benner et al., J Urol, 2009
3. BIQVIA (IMS) New to Brand Data 2016-2017
4. IQVIA (IMS) NPA MAT 12-month Rx data ending Dec 2018

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β3 Agonist (Mirabegron) Is Gaining U.S. OAB Market Share 1. IQVIA Launch Edition October 2012 through March 2020 2. Astellas reported projected net sales of mirabegron in the Americas of $821M for FY 2019 , ended March 31, 2020 (vs. $728M FY 2018) 3. Urovant analysis and estimate based on mirabegron’s 2019 net sales and 21% market share 4. Numbers may not add due to rounding β3 share ~21%1 of 18.6M total FY2019 Prescriptions β3 in FY 2019 ~19%+ TRx growth vs. 2%1 total market growth Net sales $821M, +13% y/y2 β3 share should continue to grow Only promoted category Anticholinergic dementia concerns

Goal: Establish Vibegron as the OAB Brand of Choice Start with a targeted effort with high prescribing PCPs Ensure broad payor coverage Activate patients to request vibegron Deploy a fully scaled, best-in-class sales force in Urology and Long-Term Care Key Elements of Commercial Strategy Explore co-promote options for broader PCP effort at launch

Urologists, LTC, High Prescribing PCPs Write >50% of OAB Prescriptions Other 13% Long-Term Care 17% Urologist 20% NPPA 16% OB/GYN 5% PCP 29% OAB Rx 2018 Volume by Specialty1 Urologists, LTC, and High Prescribing PCPs account for >50% of all OAB prescriptions Urologists prescribe 30% of all β3s Urologists, other specialties, and high prescribing PCPs can be managed with approximately 100 – 120 FTEs LTC segment can be managed with approximately 30 – 50 FTEs Urologists most productive OAB writers and more likely to prescribe branded drugs 1. IQVIA (IMS) NPA data ending Dec 2018.

Formulary Acceptance will be Key to Vibegron Success

TRx by Payor Type[1]


Other
11%
Commercial/Cash
37%
Medicare D
52%
LTC

- β3 category enjoys wide payor coverage under Medicare Part D and commercial plans
- Establishing market access team with deep experience in Urology to obtain formulary coverage
- Appropriate payor engagement will begin in the summer of 2020
- Our market research suggests positive payor feedback on vibegron profile

1. IMS PayerTrak Dec 2018
2. IQVIA (IMS) NPA data ending Dec 2018.

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Vibegron Could Potentially Lower Overall Costs of Care



Total Adjusted Per-Patient-Per-Month Direct Costs (2015 USD)[1]
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$3003 (±$12)
$1123 (±$5)
OAB Cases
Non-OAB Controls

- Annual Direct Medical Costs for OAB Patients are **>2.5X HIGHER** Than Non-OAB Patients[1]
- **Admission to a nursing facility**:
  - 2.0x greater for incontinent women[2]
  - 3.2x greater for incontinent men[2]
- **19%-50% of OAB patients experienced a fall** over a 1-year period[3,4]
- **23% decrease in nonpharmacy costs** for **treated** OAB vs untreated OAB[5,6]

1. Durden E et al. J Occup Environ Med. 2018;60(9):847-852.
2. Thom DH et al. Age Ageing. 1997;26:367-374.
3. Szabo SM et al. Adv Ther. 2018;35(11):1831-1841.
4. Sytemic literature review of 15 studies.5 Six studies from US (1), Japan (3), UK (1), Korea (1), Australia (1) reported the incidence of any fall or fracture.
5. Retrospective cohort analysis of 159,785 OAB patients and matched controls was conducted using claims from IQVIA's LTC pharmacy data linked to IQVIA's integrated data warehouse from the time period of May 1, 2012, to May 31, 2019.
6. Yeaw J et al. Presented at International Society for Pharmacoeconomics and Outcomes Annual Meeting 2020. May 18-20, 2020. Abstract PUK500

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GROWTH OPPORTUNITIES

IBS-Associated Pain and OAB in Men with BPH Represent Lifecycle Opportunities with Significant Market Potential 40 million Men aged 50 – 80 years old with BPH >4 million Treated BPH patients in the U.S. OAB in Men with BPH > 2 million U.S. BPH patients with co-morbid OAB IBS population based upon: 1. Rosen et al., Eur Urol 2003. BPH prevalence applied to 2016 population; 2. IMS Health NPA Market Dynamics (2014); 3. Eapen et al., Res Rep Urol. 2016; 4. IQVIA (IMS) NDTI projected BPH patient visits by specialty; 5. Gallegos et al. Pharmacotherapy 2008. IBS-Associated pain population based upon: 1. IQVIA (IMS) NSP 12-month braded sales ending December 2018; 2. Cellek et al. Gastroenterology 2007; 3. Kelleher et al. Neurogastroenterol Motil 2008; 4. Lovell and Ford. Clin Gastroenterol Hepatol 2012; 5. Canavan. Clinical Epidemiology 2014; 6. Drossman. J Clin Gastroenterol 2009. IBS-Associated Pain 30-40 million Patients with IBS 9-10 million Patients consult with MD > 7-9 million Addressable US patient market

Gene Therapy Overview: URO-902 Market Overview Potential to address an unmet need for OAB patients who have failed oral pharmacological therapies and are concerned with potential urinary retention after BOTOX or any “toxin” effect or surgical intervention Currently, there are no FDA-approved gene therapy treatments for OAB Third-line OAB treatments (e.g. BOTOX and neuromodulation) generate >$700M in US annually1 Clinical Summary Studied in two Phase 1 clinical trials in the US in a total of 22 women with OAB Phase 1b clinical trial (n=13) showed dose-dependent reductions in micturitions, urgency episodes and UUI episodes, achieving statistical significance (p<0.05) in the high dose cohort (24,000μg) DNA gene therapy using a plasmid vector 1. Urovant estimates based on third-party market research and Cogentix and Allergan filing

Urovant Sciences Milestones

2019

- ✓ *Top-line results of the Phase 3 vibegron trial in OAB (March)*
- ✓ *Vibegron long-term extension study results*
- ✓ *Begin enrollment of Part 2 of the Phase 3 vibegron trial in OAB & BPH*
- ✓ *Begin enrollment of Phase 2 URO-902 trial*
- ✓ *Submit NDA for vibegron in OAB*

2020

- ✓ *FDA acceptance of vibegron NDA*
- ✓ *Preparing for the successful launch of vibegron*
- ✓ *Further build out commercial leadership team*
- ☐ *Top-line results of vibegron trial in IBS-associated pain*
- ☐ *URO-902 complete phase 2a cohort 1 enrollment 2H 2020*
- ☐ *PDUFA for vibegron in OAB*

2021

- ☐ *Potential Commercial launch of vibegron*
- ☐ *Start pediatric clinical program of vibegron for OAB*
- ☐ *Top-line results of vibegron trial in OAB and BPH*
- ☐ *Top-line results of URO-902 trial*

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1. Subject to the approval by the FDA, including FDA approval of the inclusion of urgency data, rapid onset of action data and a single convenient once-daily dose in the label Investment Highlights UROVANT Vision: Become A Leading Urology Specialty Company Vibegron: NDA accepted March 2020 Positive EMPOWUR Phase 3 results announced in March 2019 PDUFA date December 26, 2020 Blockbuster potential for vibegron OAB category has created multiple blockbuster products U.S. FY2019 β3 agonist sales were $821 million (estimated 13% y/y) Vibegron has the potential to become a highly differentiated β3 agonist with opportunity for significant market share across OAB therapies1 Multiple large-market clinical programs under development Potential for vibegron to be the first product approved for OAB in men with benign prostatic hyperplasia: 2 million U.S. patient opportunity Potential for vibegron to address significant unmet need in the 7+ million U.S. patients with pain associated with irritable bowel syndrome (IBS) Potential for URO-902 to be first gene therapy approved for OAB Management team with demonstrated track record of success Deep category experience

APPENDIX

OAB+BPH: URO-901-3005 Phase 3

COURAGE

POPULATION
- Men with OAB and BPH

DURATION
- 12-week primary efficacy treatment period; 24-week efficacy and safety period plus 6-month extension

KEY ENDPOINTS
- **Co-primary endpoints:** Change from baseline in daily micturitions (urination) and urgency
- **Key secondary endpoint:** Nocturia (excessive nighttime urination)

Initiated March 2019;

P3 Top Line Data 2H 2021



Part 1
Part 2
28-Week Open Label Extension[1]
2-week PBO run-in
Vibegron 75 mg N = 40
Placebo N = 40
DSMB Review
Vibegron 75 mg N = +500
Placebo N = +500
12-week Efficacy Assessment[1]
24-week Safety Assessment
Vibegron 75 mg N = ~200
W0
W4
W12 Primary Endpoint
W24
W52

1. Numbers of patients reflect planned enrollment

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IBS Associated Pain: URO-901-2001 Phase 2a

POPULATION

- Women with IBS with predominantly diarrhea (IBS-D) or mixed episodes of diarrhea and constipation (IBS-M)

DURATION

- 12-week primary efficacy treatment period; total observation period 14 weeks (includes 2-week safety follow-up)

KEY ENDPOINTS

- **Primary endpoint:** Proportion achieving ≥30% decrease in worst abdominal pain compared to the weekly baseline average
- **Key secondary endpoints**: Global improvement scale, safety, and a lack of negative effects of stool frequency or consistency

Initiated December 2018; P2 Top Line Data 4Q 2020



2-week PBO run-in
Vibegron 75 mg
N = 100
Placebo
N = 100
12-week Efficacy Assessment[1]
DSMB safety reviews occur after ≥25%, ≥50%, and ≥75% of subjects are randomized and reach Week 4
W0
W12
Primary Endpoint

1. Numbers of patients reflect planned enrollment

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Gene Therapy OAB: URO-902-2001
Exploratory Phase 2a Proof-of-Concept Study

POPULATION
- Women 40-79 years old with OAB and urge urinary incontinence (non-childbearing potential)

DURATION
- 12-week primary efficacy treatment period; total observation period of 48 weeks

KEY ENDPOINTS

Change at week 12 in daily:
- Urge urinary incontinence episodes
- Micturitions
- Urgency episodes

Complete phase 2a Cohort 1 Enrollment 2H 2020


5-week Screening and Randomization
COHORT 1[1]
URO-902 24 mg
N = 26
Placebo
N = 13
DSMB Review
URO-902 48 mg
N = 26
Placebo
N = 13
12-week Efficacy Assessment
Final Assessment
W0
W6
W12
Primary Endpoint
W48

1. Numbers of patients reflect planned enrollment

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